EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Brownie’s Marine Group, Inc. (the “Company”) for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 24, 2026		/s/ Robert M. Carmichael
	Name:	Robert M. Carmichael
	Title:	Chief Executive Officer (Principal Executive Officer)

/s/ Robert M. Carmichael
Name:	Robert M. Carmichael
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)